Teleflex Incorporated - 2012 Analyst Day December 13, 2012 Jake Elguicze Treasurer and Vice President Investor Relations 1 Exhibit 99.2
Agenda Strategic Overview: Benson Smith - Chairman, President & Chief Executive Officer Strategic Business Unit and Regional Overviews: Senior Management Break Financial Overview: Thomas Powell - Senior Vice President & Chief Financial Officer Question & Answer Closing Comments Lunch 2
Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, new product and product line extension launches; facility rationalizations; long-term growth and profitability objectives over the next 5 years, including, achievement of constant currency revenue growth of > 5%, gross margins of approximately 55%, research and development expense as a percentage of revenue of approximately 5%, consolidated operating margins of approximately 25% and annual return on equity of 15%; forecasted 2013 constant currency revenue growth and adjusted earnings per share; our expectations with respect to our gross and operating margins; assumptions relating to our 2013 financial outlook; forecasted 2012 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings, including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted gross and operating margins; adjusted earnings per share; adjusted operating profit and margin; and free cash flow. Adjusted earnings per share excludes the effect of charges associated with our restructuring programs and asset impairments, intangible amortization expense and the amortization of debt discount on convertible notes. Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. Adjusted operating profit and margin exclude costs associated with restructuring programs and asset impairments, (gain)/loss on sales of businesses and assets, acquisition costs, severance payments and benefits to be provided to our former chief executive officer, costs associated with product rationalizations, costs associated with the exit of a business unit, charges associated with our integration of Arrow International and charges associated with an inventory step up. Free cash flow reflects cash flow from operations minus capital expenditures. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. The following slides reflect continuing operations. 3
Teleflex Incorporated - 2012 Analyst Day Benson Smith Chairman, President and Chief Executive Officer December 13, 2012 4
5 Agenda Changing Medical Device Marketplace Pillars of Strategic Growth Plan Focus on Innovation Long-Term Goals and Objectives Rationalization vs. Investment Acquisition Approach Why Teleflex Will Win? 5
Changing Medical Device Marketplace Two competing forces are changing the medical device industry as we once knew it... Increased Utilization Cost Pressures Vs. It is becoming more complex for device companies to succeed 6 Innovation

Teleflex Today…

Vascular

- CRBSI
- Occlusion
- Thrombosis
- DVT
- Needle stick accuracy
- Catheter positioning
- Arterial cannulation
- Pneumo/Hemothorax
- Catheter migration
- Phlebitis
- Infiltration
- Stenosis
- Kinking
- Exit site hemostasis
- Malpositioning
- Recirculation rates
- Clearance rates

Surgical

- SSI
- Scarring/cosmesis
- Accidental puncture
- DVT
- Foreign body left behind
- Complications of anesthesia
- Hernia
- Hemorrhage
- Hematoma
- Pulmonary embolism
- Respiratory failure
- Wound dehiscence
- Metabolic derangement
- Transfusion reaction
- Allergic reaction

Anesthesia

- Needle stick accuracy
- Catheter positioning
- Nerve damage
- Chrondolysis
- Time to block
- Catheter placement accuracy
- Block effectiveness
- VAP
- Intraluminal occlusion
- Suctioning performance
- Work of breathing
- Time to intubation
- Catheter positioning

Urology

- UTI
- Encrustation
- Strictures
- Lubricity

Cardiac

- PAD leading to limb ischemia
- Amputation
- A/V fistula clotting
- ECG/AP signal acquisition
- Arrhythmias
- Femoral bleed/ hematoma
- Radial artery sheath insertion
- Radial spasm
- Radial occlusion
- Catheter migration
- Pediatric cardiac anomalies

7
Teleflex Today... Americas EMEA Asia OEM 526.685 377.513 123.205 104.55 Well positioned geographically Note: Amounts shown represent percentages of total revenues for the nine months ended September 30, 2012, per Form 10Q. 8
Teleflex Today... Critical Care Surgical Care Cardiac Care OEM Other 754.4 214.8 57.7 104.6 0.5 Diversified...not dependent upon any one single product or procedure 9 Note: Amounts shown represent percentages of total revenues for the nine months ended September 30, 2012, per Form 10Q.
Pillars of our Strategic Growth Plan Pricing - close the gap between ourselves and competitors Innovation - new product introductions and line extensions Rationalization - reduce facility footprint Investments - key geographic, capital and R&D initiatives Acquisitions - build the portfolio Service - value proposition 10
Long-term Goals and Objectives Build upon a strong operating platform Generate above-market-average revenue growth and capture market share in key product areas Expand gross and operating margins 11
Focus on Innovation Recent investments beginning to pay a dividend... Q3 2012 Sep-12 YTD Year-over-Year New Product Revenue Increases 5.5 14.4 Year-over-Year Increases in Revenues: New Products Source: 2012 Form 10Q filings. 12 $ in Millions

Focus on Innovation: Key New Product Launches



Softech Plus Nasal Cannula
4,5,6Fr IR PICC
Weck AE5
EZ Blocker
Weck EFx
IR PICC w/ Chloragard
Hotspur GPS Cath
Arrow FlexBlock Continuous Peripheral Nerve Block Catheter
2012
AT 510(k) on PICC
Trans-Radial
Weck Vista Balloon Expansion
Arrow FlexTip Plus Multi-Port Epidural Catheter
Weck Vista Optical Trocar
Pre-loaded PICC w/ ARROW VPS™
ISO-Gard Circuit Technology
CE Mark PICC & VPS
CE Mark Chronic Hemodialysis
Weck Vista Reposable Obturator
Anesthesia/Respiratory
Vascular Access
Surgical
International

Teleflex 13
Focus on Innovation Robust product pipeline in 2013 Expectation that new product sales contribute ~ 1.0% to 1.5% of 2013 revenue growth Mix of newly introduced products expected to contribute positively to margins in 2013 and beyond 14
Rationalization vs. Investment A key to future gross and operating margin expansion is to reduce operational footprint, while balancing additional investments North American distribution center, and Mount Holly, N.J. manufacturing consolidation announcements in 2012 are the first steps Additional footprint rationalization planned for the future Current and future footprint rationalization announcements expected to improve operating margin's in 2014 and 2015 15
Rationalization vs. Investment Limit the addition of commercial expenses to higher-growth geographies China Brazil Targeted information technology capital expenditure initiatives Reduce future headcount through common processes Manage additional expenses associated with internal and external research and development initiatives holistically 16
Acquisition Approach Fits into our existing strategic business unit franchises and call points Product provides a superior clinical benefit to existing alternatives Provides a cost benefit to a hospital Strong IP and patent protection Difficult for competitors to follow 17
Service We want to be the partner of choice for all customers Significant improvement made during last two years On-time deliveries to customers Reduction of backorders Well-positioned with all major Group Purchasing Organizations and Integrated Delivery Networks 18
Why Will Teleflex Win? Opportunity to generate above-market revenue growth rates Not dependent upon any one product or geography Not overly impacted by elective procedure downturns Established, global distribution network Near-term pricing opportunities Mix of future new products Ability to improve profitability is within our control Our people! 19
Thank you for your attention 20
Teleflex Incorporated - 2012 Analyst Day Paul Molloy President - Vascular Division December 13, 2012 21
22 Key Takeaways Market Overview Strategic Priorities Acquisition Update Research and Development Pipeline Summary 22
Market Overview 23
Global Vascular Access Position by Product Group Dollars in Millions Global Position by Product Group 2011 Market CAGR $165 ++% $502 >7% $55 5-7% $910 New segment $431 3-10% 3% 5% 0% 67% Market data and Arrow percentages based on management estimates. Actual amounts could differ. 24
Global CVC Market $CAGR 10+% 3% $431M $491M $526M $459M $564M Market data and Arrow percentages based on management estimates. Actual amounts could differ. 25
Global PICC Market CAGR 20%+ 4% $502M $561M $595M $530M $632M Market data and Arrow percentages based on management estimates. Actual amounts could differ. 26
Global Arterial Market CAGR 8% 5% $55M $61M $65M $58M $69M Market data and Arrow percentages based on management estimates. Actual amounts could differ. 27
Strategic Priorities 28
ARROW Franchise Life Cycle Management CVC product upgrades - move to Ergo-pack and custom kits Ergo-arterial product expansion Niche market entry product enhancements AGB+ registration overseas PICC Market Share Expansion Antimicrobial / Antithrombogenic label leverage in United States VasoNova navigation market leadership Capturing the Nurse Call-Point Expanded range of nurse training programs and enhanced ARROW Academy Nurse-specific jugular access device Strategic Priorities 29 Strategic Summary To become the vascular access company of choice by efficiently manufacturing and developing premium products such as coated catheters, guiding technology and smart sensors that add value to the healthcare system by reducing vascular access related complications and improve the ease of use for clinicians
Strategic Priorities International market expansion Global ARROW brand development leading to power-brand profitability Development of a consultative selling organization R&D Pipeline Semprus Sustain Next generation VPS system launch Preloaded VPS/PICC progressing to Antimicrobial / Antithrombogenic PICC offering Manufacturing efficiency - gross margin driver Footprint rationalization Process improvement drive 30 Strategic Summary To become the vascular access company of choice by efficiently manufacturing and developing premium products such as coated catheters, guiding technology and smart sensors that add value to the healthcare system by reducing vascular access related complications and improve the ease of use for clinicians
Acquisition Update 31
Adoption of ARROW VPS(tm) in U.S. market continues 53 accounts won since January 2012; > 50% from Bard with > 30% PICC pull-through CE Mark certification received on VasoNova VPS International product release in Q1 2013 ARROW VPS(tm) (VasoNova acquisition) 32
Semprus Sustain(tm) Polymer Protective Water Layer Medical Device Surface Proteins, RBCs & Bacteria Semprus Biosciences (Sustain(tm) technology) 33
Research and Development Pipeline 34
2012 - 2013 New Product & Line Extensions 2012 4,5,6Fr IR PICC 2013 IR PICC with Chloragard AT 510(k) on PICC Pre-loaded PICC w/ ARROW VPS(tm) G4 ARROW VPS(tm) Peripheral IV - Endurance G2 ARROW VPS(tm) Sensor Nurse CVC - JACC G4 ARROW VPS(tm) w/ ultrasound 35
Key New Product & Line Extension Launches ARROW Endurance(tm) PRODUCT DESCRIPTION Long in-dwell, advanced coatings, pressure injectable, peripheral vascular catheter & insertion system LAUNCH DATE Q4 2013 36
Key New Product & Line Extension Launches ARROW VPS(tm) (Catheter Navigation System) Wireless tablet display and sleek keyboard-free hardware offering substantial new capabilities LAUNCH DATE Q2 2013 Q4 2013 with US & needle guidance 37 PRODUCT DESCRIPTION
Key New Product & Line Extension Launches ARROW JACC(tm) Nurse Insertion CVC System PRODUCT DESCRIPTION All new Nurse-edition pressure- injectable Ergo Pack with Peel-away ARROW sheath and advanced AM/AT coatings. LAUNCH DATE Q3 2013 38
Summary 39
Summary 40 Malposition Thrombosis Infection ZERO Complications Post-Insertion Complications Insertion Related Complications Top Down C-Suite, Risk Management, Value Analysis Bottom Up Clinicians, Infection Control, Purchasing Health-economics driven product development portfolio allowing premium pricing to prevail Ease of use and clinical outcomes driving comparative advantage PICC market share gains from ARROW VPS(tm) and advanced AM/AT indications unique to ARROW brand Addition of advanced features to ARROW VPS(tm) platform Expanding nurse insertion of CVC captured by JACC coupled with Ergo- system upgrade of existing franchise Peripheral IV market segment entry with advanced high-clinical value differentiated product offering Significant operational improvements driving gross margin gains
Thank you for your attention 41
Teleflex Incorporated - 2012 Analyst Day Jay White Vice President & General Manager - Surgical Division December 13, 2012 42
43 Key Takeaways Market Overview Strategic Priorities Acquisition and New Product Development Update Summary 43
Market Overview 44
Global Surgical Market Dollars in Millions $6.6B $6.0B $7.0B Market data and Teleflex percentages based on management estimates. Actual amounts could differ. Market CAGR $140 6.3% $396 5.2% $465 3.3% $1,021 3.8% $3,025 6.0% 67% 1% 2% 1% 1% 45
Strategic Priorities 46
Closure Drive penetration and expand market opportunity for existing polymer platform Optimize pull thru with robotic procedures Successful development and execution of automatic ligation platform Access Successful global launch of Weck EFx - Endo Fascial Closure System Successful global launch of Weck Vista - Bladeless Laparoscopic Access Ports Continued partnership with robotics companies Manipulation Explore opportunities for microsurgery Drive growth of exclusive and unique product lines Strategic Priorities 47 Strategic Summary Become a leading, global surgical device business focused on customer solutions

Strategic Priorities- Laparoscopic Cholecystectomy

Gain Access to the Abdominal Cavity

- Needles
- Weck Vista Ports

Create Critical View

- Pilling atraumatic graspers & Maryland dissector

Exclude Presence of Stones in the Common Bile Duct

- Weck / Taut Cholangiography



Ligate Cystic Artery & Duct

- Weck Hem-o-lok AutoEndo 5

Dissect Gallbladder from the Liver Bed

- Monopolar cautery / Energy
- Pilling scissors/ shears

Remove Gallbladder

- Rusch Memo-bag

Remove Trocars & Close Defect

- Weck EFx ™– Endo Fascial Closure

Key initiatives to increase penetration

- Introduction of consistently performing, non-scissoring, automatic platform
- Make reduced port procedures a reality without significant change in technique
- Transform economic model with reusable obturator in Weck Vista line
- Reproducible port site closure – Weck EFx™

Teleflex 48
Acquisition and New Product Development Update 49
2012 - 2013 New Products & Line Extensions 2012 Pilling Containers 2013 Weck EFx Weck Vista Balloon Expansion Weck Vista Optical Trocar Weck Vista Reposable Obturator Weck Vista Robotic Trocar Next Generation Automatic Applier Microsurgery Launch Pilling Lap Instruments Weck AE5 50
Key New Product & Line Extension Launches Weck Hem-o-lok(tm) Auto-Endo(tm)5 PRODUCT DESCRIPTION Pre-loaded automatic polymer ligation system featuring: Distal locking polymer clip Medium/Large clip on 5mm platform Pre-loaded Automatic mechanism LAUNCH DATE General Surgery Focus - MARCH 2012 51
Key New Product & Line Extension Launches WECK EFx(tm) Endo Fascial Closure System PRODUCT DESCRIPTION Endo Fascial Closure System designed for: Reproducible, uniform closure across patient anatomy Minimized risk of needle-stick injury Facilitates unassisted technique LAUNCH DATE JULY 2012 Innovation of the Year- Excellence in Surgical Products- 52
Key New Product & Line Extension Launches WECK Vista(tm) Bladeless Laparoscopic Access Ports PRODUCT DESCRIPTION Comprehensive offering of bladeless laparoscopic access ports featuring: Patented asymmetrical dilating tip Best in class optical entry Stability ridges for minimal tissue trauma Cost effective, environmentally friendly reusable obturator offering Comprehensive open access cones & balloons LAUNCH DATE JULY 2012 53
Summary 54
Surgical Strategy Surgical Strategy Selective market investment Revenue growth from higher-margin products Compress Development Cycle Enhance Opportunity/Technology Assessment Robust R&D Pipeline Customer Advocacy Innovative 55
Thank you for your attention 56
Teleflex Incorporated - 2012 Analyst Day Cary Vance President - Anesthesia and Respiratory Division December 13, 2012 57
58 Key Takeaways Market Overview Strategic Priorities Acquisition Update Research and Development Pipeline Summary 58
Market Overview 59
Global Anesthesia and Respiratory Position by Product Group Dollars in Millions Global Position by Product Group 2011 Market CAGR $1,700 2.4% $1,250 3.1% $624 5.0% 14% 9% 10% Market data and Teleflex percentages based on management estimates. Actual amounts could differ. 60
Global Anesthesia and Respiratory Market CAGR 6.3% 2.0% 3.2% $3.6B $3.9B $4.1B $3.8B $4.3B * Includes Latin America Market data and Teleflex percentages based on management estimates. Actual amounts could differ. 61
Global Market Segments and Trends Market data and Teleflex percentages based on management estimates. Actual amounts could differ. 62
Strategic Priorities 63
Leadership products Differentiated products with sustainable advantage through outcome driven innovation Continued investment in clinical research and education to support value proposition, drive best- practices, accelerate market adoption Product mix Introduction of higher margin respiratory therapy products to improve profitability Streamline product portfolio through SKU rationalization in respiratory and airway management Enter more profitable segments in attractive adjacent markets Cost reductions Focus on cost reductions through internal controls and strategic sourcing efforts Strategic Priorities 64 Strategic Summary To become a world-class critical care solutions provider by driving customer advocacy, improving patient outcomes and reducing the cost of care
Acquisition Update 65
EZ-BlockerTM Acquired single-use catheter product line during 2nd quarter of 2012 Patented bronchial blocker for lung isolation and one-lung ventilation Addition to Rusch(r) Airway portfolio Unique bifurcated distal end CE Mark approval obtained in Europe 510(k) approval September 2012 66
Research and Development Pipeline 67

2012 – 2013 New Product & Line Extensions


Softech Plus Nasal Cannula
Arrow FlexBlock Continuous Peripheral Nerve Block Catheter
Arrow UltraQuik Peripheral Nerve Block Needle
Rusch Nylon Epidural Catheter
ConchaTherm Neptune Heated Humidifier
2012
2013
Arrow FlexTip Plus Multi-Port Epidural Catheter
ISO-Gard Circuit Technology
ISO-Gard Mask with ClearAir Technology
Comfort Flo High Flow Oxygen System

Teleflex 68

Key New Product & Line Extension Launches

ARROW FlexTip Plus® Multi-Port Epidural Catheter


Thread Assist Guide
Proximal Flashback Window
SnapLock™ Adapter
Single-snap adapter with indicator marking fastens securely to the catheter without lumen collapse and reduces catheter disconnects
Distal Flashback Window
Two flashback windows permit easy visualization of blood or cerebrospinal fluid
Centimeter Markings
Needle positioning band indicates exit of catheter from needle
Closed Flexible Tip with 4 Lateral Holes
Distal tip design reduces the risk of vessel puncture and paresthesia and provides multi-port drug dispersion

PRODUCT DESCRIPTION

- Closed tip, multi-port design epidural catheter
- Designed from the proven technology of the open tip FlexTip Plus, which is clinically proven to significantly reduce complications in the epidural space[1,2]
- Offering both open-tip and multi-port catheters offers clinicians a choice to achieve their preferred drug dispersion

LAUNCH DATE

- Full Market Release Q3 2012

1. Banwell B.R., Morley-Foster P., Krause B.R. Decreased incidence of complications in parturients with the Arrow (FlexTip Plus®) epidural catheter. *Canadian Journal of Anaesthesia* 1998;45:370-2.
2. Junega M., Kargas G.A., Miller D.L. Incidence of epidural vein cannulation in parturients with three different epidural catheters. *Regional Anesthesia* 1996;4:S21.

Teleflex® 69

Key New Product & Line Extension Launches

ARROW FlexBlock™ Continuous Peripheral Nerve Block (cPNB) Catheter



PRODUCT DESCRIPTION

- Intended for clinicians who use ultrasound-guidance when placing continuous peripheral nerve block catheters
- Echogenic, coil-reinforced FlexBlock Catheter body is constructed of polyurethane, and the unique catheter design offers a combination of ultrasound visibility, flexibility, and excellent kink resistance
- Tip design is intended to provide clinicians with a predictable spread of anesthetic

LAUNCH DATE

- Full Market Release November 2012

Teleflex® 70
Key New Product & Line Extension Launches ARROW UltraQuik(tm) Single-Shot Peripheral Nerve Block Needle PRODUCT DESCRIPTION Non-stimulating single-shot Peripheral Nerve Block Needle with echogenic characteristics Five etched rings at the distal end of the needle cannula to help clinicians identify the tip of the needle under ultrasound Designed with less traumatic B bevel for optimal balance between tactile feel and penetration LAUNCH DATE Full Market Release Q1 2013 71
Key New Product & Line Extension Launches RUSCH Nylon Epidural Catheter PRODUCT DESCRIPTION Low-cost nylon epidural catheter Price point will allow for expansion of Teleflex market share in Europe, Asia and Latin America markets LAUNCH DATE Full Market Release Q3 2013 72
Key New Product & Line Extension Launches ISO-Gard(r) Circuit Technology PRODUCT DESCRIPTION Promotes a closed system ventilation approach by integrating reservoirs into the breathing circuit that collect excess condensate or secretions, which can be easily emptied with a suction wand Helps to reduce both patient and clinician exposure to mucosal secretions and supports strategies for reducing the risk for ventilator-associated pneumonia (VAP) in acute care hospitals1 Used in conjunction with the ConchaTherm(r) Neptune(r) Heated Humidifier LAUNCH DATE 1.Coffin SE, Klompas M, Classen D, et al. Strategies to prevent ventilator-associated pneumonia in acute care hospitals. Infect Control Hosp Epidemiol. 2008;29:S31-S40. Full Market Release November 2012 73

Key New Product & Line Extension Launches

ISO-Gard® Mask with ClearAir™ Technology


I-GARD
O2 port
One-way breathing valve
CO2 monitoring port
Suction tube connection

PRODUCT DESCRIPTION

- Multi-purpose product that:
  - Reduces hazardous WAG within breathing zone of caregiver
  - Minimizes the cumulative effect of low level exposure of WAG to caregiver
  - Provides unidirectional flow of oxygen through mask to assure maximum FIO2
  - Can handle up to 10 LPM of oxygen flows

LAUNCH DATE

- Full Market Release Q2 2013

1.Coffin SE, Klompas M, Classen D, et al. Strategies to prevent ventilator-associated pneumonia in acute care hospitals. Infect Control Hosp Epidemiol. 2008;29:S31-S40.

Teleflex® 74

Key New Product & Line Extension Launches

ConchaTherm Neptune Platform Project

PRODUCT DESCRIPTION

- Platform improvements to the ConchaTherm Neptune Heated Humidifier that:
  - Improves competitive position
  - Drives SKU rationalization
  - Improves platform profitability
  - Facilitates global growth



37.0
NEPTUNE

LAUNCH DATE

- Full Market Release Q4 2013

1.Coffin SE, Klompas M, Classen D, et al. Strategies to prevent ventilator-associated pneumonia in acute care hospitals. Infect Control Hosp Epidemiol. 2008;29:S31-S40.

Teleflex® 75

Key New Product & Line Extension Launches Comfort Flo(r) High Flow Oxygen Therapy System PRODUCT DESCRIPTION LAUNCH DATE 1.Coffin SE, Klompas M, Classen D, et al. Strategies to prevent ventilator-associated pneumonia in acute care hospitals. Infect Control Hosp Epidemiol. 2008;29:S31-S40. Full Market Release Q3 2013 Expanded circuit and interface offering to drive continued growth of High Flow Oxygen Therapy Growth driven by non-invasive treatment trend 76
Summary 77
Summary Become a world-class critical care solutions provider Drive customer advocacy Improve patient outcomes and reduce the cost of care to the hospital 78
Thank you for your attention 79
Teleflex Incorporated - 2012 Analyst Day Liam Kelly Executive Vice President & President - International Division December 13, 2012 80
81 Key Takeaways Market Overview Strategic Priorities Acquisition Update Research and Development Pipeline Summary 81
Market Overview 82
Source: Notes: Developed nations defined as having GPD per capita greater than $X Sources - WorldBank , UNFPA.ORG ~ 7 billion inhabitants ~ 85% are in APAC/EMEA regions International spans 17 Direct Operations ~ 400 people in Sales and Marketing Manufacturing in Malaysia, Germany, Czech and India ~ 4,500 people in Operations APAC Inhabitants (M) 4 178 GNI per Capita (US$) 4 302 GDP Growth Forecast 2013 8.0% (India) 8.5% (China) 1.6% (Japan) 5.8% (Rest of Asia) Africa Inhabitants (M) 1 022 GNI per Capita (US$) 1 425 GDP Growth Forecast 2013 3% (RSA 3.4%) EME Inhabitants (M) 761 GNI per Capita (US$) 29 506 GDP Growth Forecast 2013 2.8% (led by Russia, Turkey) International - Market Overview 83
Strategic Priorities 84
Accelerate growth in Asia Pacific Accelerate new product introductions Invest in China, India and Southeast Asia Execute go-direct strategy in Japan Continue to take price Expand gross and operating margins in EMEA Remove lower margin 3rd party products Distribution and manufacturing footprint consolidation Continue to take price Successfully integrate LMA International N.V. Accelerate growth by leveraging Teleflex channel Distributor-to-direct conversions Manufacturing and cost synergies Maintain market and technology leadership positions Strategic Priorities Strategic Summary Become a market leading provider in each geography we compete in, while developing higher-end relationships which leads to above market growth and margin expansion 85
Acquisition Update 86
Global Laryngeal Mask Market CAGR 4.0% 6.6% 7.2% $188M 87 Market data and Teleflex percentages based on management estimates. Actual amounts could differ.
LMA Strategic Priorities Expand Global leadership position in Airway Management Significant growth opportunities in Asia and Latin-America Nasal drug delivery in its infancy; atomization is positioned to take advantage; opportunity to exploit vaccination market Strong patent portfolio and network of key opinion leaders combining to deliver new product portfolio Synergies Ability to leverage call points Distributor-to-direct conversions Synergy opportunities between LMA and TFX back-office operations Elimination of LMA public company costs Competitive Advantage LMA to strengthen Teleflex's GPO relationships Clinical Expertise Leverage existing airway business with a broader range of anesthesia products 88 Strategic Summary Maintain global leadership position in supra-glottic airway management. Make Teleflex supra-glottic airway devices the number one clinical choice of clinicians when selecting an intubation option
Research and Development Pipeline 89
2012 - 2013 New Product & Line Extensions 2012 Hotspur GPS Cath 2013 EZ Blocker Trans-Radial CE Mark PICC & VPS CE Mark Chronic Hemodialysis Ready-to-Use Jelly Intermittent TrachFlex Plus MRI-Suction LMA Unique EVO Pre-activated Intermittent LMA Protector Ready-to-Use Intermittent Next-Gen Cuff & CPI 90

Key New Product & Line Extension Launches Ready-to-Use Intermittent Catheters PRODUCT DESCRIPTION New discrete packaging Integrated ergonomic handling features Higher reimbursement in select markets Creates platform for Pre-Activated LAUNCH DATE Planned launch in March 2013 - Female-specific, Jelly & Hydrophilic 91
Key New Product & Line Extension Launches LMA Protector PRODUCT DESCRIPTION 3rd Generation LMA technology Multiple Patented design features Clinically proven enhanced sealing during regurgitation LAUNCH DATE Expected launch Q1 2014 92
Key New Product & Line Extension Launches TrachFlex Plus MRI with Suction PRODUCT DESCRIPTION World's first Tracheostomy combining reinforced cannula and MRI compatibility with Subglottic suctioning capability. LAUNCH DATE Availability planned in September 2013 93
Summary 94
Summary Accelerate growth in Asia Pacific markets Expand gross and operating margins in EMEA Successfully integrate LMA acquisition 95
Thank you for your attention 96
Teleflex Incorporated - 2012 Analyst Day Thomas Powell Senior Vice President and Chief Financial Officer December 13, 2012 97
98 Key Takeaways Long-term Growth and Profitability Objectives 2013 Preliminary Financial Outlook Summary Historical Financial Review 98
Long-term Growth and Profitability Objectives 99
Constant currency revenue growth of > 5% Gross margins of approximately 55% Research and development expense of approximately 5% Return on equity of approximately 15% Operating margins of approximately 25% Long-term Growth and Profitability Objectives Some progress achieved...significant opportunity still ahead 100
Historical Financial Review 101
Financial Review - Revenue Dollars in Millions 2008 2009 2010 2011 Sep-2012 YTD Medical 1499.1 1457.1 1433.3 1528.9 1131.953 Non-Medical 921.8 433 368.4 0 0 Medical Constant Currency Revenue Growth % 0.02 0 0.01 0.043 0.074 Note: amounts per Form 10K / 10Q during year filed. 102
Financial Review - Gross Margin Note: amounts per Form 10K / 10Q during year filed. 103 2008 2009 2010 2011 Sep-2012 YTD Gross Margin 0.398 0.431 0.441 0.47 0.485
Financial Review - Research and Development Dollars in Millions 2010 2011 Sep-2012 YTD Research and Development Expense 42.6 48.7 40.015 Percentage of Revenue 0.024 0.032 0.035 Note: amounts per Form 10K / 10Q during year filed. Company did not separately disclose research and development spending as a separate line item during 2008 and 2009 in its public filings with the SEC. 104
Financial Review - Adjusted Operating Margin Note: see Appendix for reconciliation of GAAP to adjusted results. 105 2008 2009 2010 2011 Sep-2012 YTD Adjusted Operating Margin 0.158 0.157 0.158 0.162 0.165
2013 Preliminary Financial Outlook 106
2013 Preliminary Financial Outlook - Highlights Including full year impact of LMA acquisition, constant currency revenue growth expected to be between 11% to 13% Gross margin of between 50% to 51% Including impact of medical device tax, adjusted operating margin expected to be between 16.0% to 17.0% Medical device tax negatively impacts adjusted operating margin by ~ 1% Adjusted earnings per share expected to be between $4.70 to $4.90 107
2013 Preliminary Financial Outlook - Revenue Foreign exchange expected to negatively impact revenue by ~ 1% 108
2013 Preliminary Financial Outlook - Adjusted Earnings per Share Adjusted earnings per share growth of between 7% to 13% 109
2013 Preliminary Financial Outlook - Assumptions Euro to U.S. Dollar exchange rate assumed to be ~ 1.26 Medical device tax of 2.3% in-effect for all of 2013 2 less selling days in Q1'13 vs. Q1'12; 1 additional selling day each in Q2'13 and Q4'13 vs. Q2'12 and Q4'12 Weighted average shares assumed to be ~ 42.4 million shares GAAP effective tax rate assumed to be between 28% to 29% No acquisitions assumed in preliminary outlook beyond deals closed in 2012 110
Summary 111
2013 Preliminary Financial Outlook - Summary Continue to expect strong constant currency revenue growth fueled by a combination of pricing initiatives, new product introductions, and contributions from recently closed acquisitions Pricing, mix, cost improvements, and LMA acquisition, lead to gross margin expansion Operating margin expansion expected in 2013, despite negative headwinds associated with medical device tax and foreign currency Adjusted earnings per share growth of between 7% and 13% 112
Thank you for your attention 113
Q&A 114
Teleflex Incorporated - 2012 Analyst Day Benson Smith Chairman, President and Chief Executive Officer December 13, 2012 115
Why Will Teleflex Win? Opportunity to generate above-market revenue growth rates Not dependent upon any one product or geography Not overly impacted by elective procedure downturns Established, global distribution network Near-term pricing opportunities Mix of future new products Ability to improve profitability is within our control Our people! 116
117 Thank you for your attention
Appendices 118
Operating Profit and Margin Reconciliation Dollars in Millions Note: GAAP results represent amounts per Form 10K / 10Q during year filed. 119
Free Cash Flow Reconciliation Dollars in Millions Note: GAAP results represent amounts per Form 10K / 10Q during year filed. 120
2013 Earnings per Share Reconciliation 121 Low High Diluted earnings per share attributable to common shareholders $3.28 $3.48 Restructuring and impairment charges, net of tax $0.43 $0.43 Intangible amortization expense, net of tax $0.82 $0.82 Amortization of debt discount on convertible notes, net of tax $0.17 $0.17 Adjusted diluted earnings per share $4.70 $4.90
September 2012 Year-to-Date: Medical Constant Currency Revenue Growth % Reconciliation 122 Note: amounts per Form 10Q during year filed.
2011: Medical Constant Currency Revenue Growth % Reconciliation 123 Note: amounts per Form 10K during year filed.
2010: Medical Constant Currency Revenue Growth % Reconciliation 124 Note: amounts per Form 10K during year filed.
2009: Medical Constant Currency Revenue Growth % Reconciliation 125 Note: amounts per Form 10K during year filed.
2008: Medical Constant Currency Revenue Growth % Reconciliation 126 Note: amounts per Form 10K during year filed.